EXHIBIT E TO AMENDED AND RESTATED
                                            CREDIT AND GUARANTEE AGREEMENT


                            [FORM OF SWING LINE NOTE]

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                 SWING LINE NOTE



                                                         New York, New York
$___________________                                      November __, 1996



     FOR VALUE RECEIVED, the undersigned, TWIN LABORATORIES INC., a Utah corporation (the "Borrower"), hereby unconditionally promises to pay to the order of _____________ (the "Swing Line Lender"), at its offices located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date, the principal amount of _______________ DOLLARS ($____________) or, if less, the aggregate unpaid principal amount of the Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to subsection 2.6 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at said office on the unpaid principal amount of Swing Line Loans from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

     The Swing Line Lender is authorized to record the date and the amount of each Swing Line Loan made by the Swing Line Lender to the Borrower pursuant to subsection 2.7(e) of the Credit Agreement and the date and amount of each payment or prepayment of principal thereof on Schedule A annexed hereto and made a part hereof and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided, that any failure by the Swing Line Lender to make such recordation shall not affect the obligation of the Borrower to repay (with applicable interest) the Swing Line Loans made by the Swing Line Lender pursuant to the Credit Agreement (as defined below).

     This Note (a) is the Swing Line Note referred to in the Amended and Restated Credit and Guarantee Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Twinlab Corporation, a Delaware corporation formerly known as TLG Laboratories Holding Corp., the Borrower, the Swing Line Lender, the other banks and financial institutions from time to time parties thereto, The Bank of New York, as co-agent, and The Chase Manhattan Bank, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                 TWIN LABORATORIES INC.


                                 By:
                                    -----------------------------------

                                    Title:

                                                                Schedule A to
                                                                Swing Line Note


                                               LOANS AND REPAYMENTS

================================================================================================================================
                                                                                      Unpaid
                                 Amount of                 Amount of                 Principal
                                Swing Line                Swing Line                Balance of
                                   Loans                     Loans                  Swing Line              Notation Made
          Date                      Made                     Repaid                    Loans                      By

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